Exhibit 10.1

AMENDMENT TO

NON-RECOURSE LOAN AND SECURITIES PLEDGE AGREEMENT

This Amendment to Non-Recourse Loan and Securities Pledge Agreement (this “Amendment”) is made and effective as of December 8, 2025 between The St. James Bank and Trust Company Ltd. and Scilex Holding Company.

WHEREAS:

A.
the parties hereto are parties to a Non-Recourse Loan and Securities Pledge Agreement dated as of December 1, 2025 (the “Loan Agreement”); and

B.
the parties desire to enter into this Amendment to amend certain terms of the Loan Agreement.

NOW THEREFORE, the parties hereto hereby agree as follows:

1.
Definitions. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Loan Agreement.
2.
Amendment. Effective as of the date hereof:
(a)
the reference to “Fifty Million Dollars ($50,000,000)” in Section 2.l(a) of the Loan Agreement is hereby deleted and replaced with "One Hundred Million Dollars ($100,000,000)”; and
(b)
Section 2.2(a) of the Loan Agreement is hereby deleted in its entirety and replaced with:

“(a) As general and continuing security for the due, prompt and complete performance and satisfaction of the Obligations, with effect from the date hereof, the Borrower hereby mortgages, pledges, charges and grants to the Lender a security interest, as and by way of a fixed and specific mortgage, pledge, charge and security interest, to and in favour of the Lender, in an aggregate of 85,838,800 Listco Securities as referenced in Exhibit A, together with such other Listco Securities that become Pledged Securities hereunder. As a condition precedent to the advance of each Tranche hereunder, the Borrower agrees to procure Delivery to the Borrower Securities Account (or as the Lender may otherwise direct) of such number of Listco Securities as is set forth in any Funding Notification delivered to the Borrower as provided in Section 2.2(b) below (such Listco Securities so Delivered, together with all substitutions, additions and proceeds thereof, all dividends, interest, income, revenue, return of capital or other distributions made in respect thereof and all rights and claims of the Borrower in respect of the foregoing or evidenced thereby being, collectively, the “Pledged Securities”).

3.
Continuance of Loan Agreement. Except as amended hereby, the Loan Agreement shall continue in full force and effect unamended, in accordance with its terms, as modified by the terms of this Amendment.
4.
Governing Law. This Amendment shall be interpreted, construed and enforced according to the laws of Bermuda.

5.
Independent Legal Advice. The Borrower acknowledges that: (i) the Lender has recommended and encouraged the Borrower to obtain independent legal advice with respect to this Amendment and the transactions contemplated hereby; (ii) it has, in fact, been given an opportunity to obtain independent legal advice from counsel/advisors of its choosing; and (iii) if it has not obtained independent legal advice, despite having been encouraged and given the opportunity to do so, the Borrower explicitly waives the right to obtain such advice, and, in any event, the Borrower acknowledges that it has read and understood this Amendment, that it is signing this Amendment and the schedule freely and voluntarily and without duress or undue influence of any nature whatsoever.
6.
Counterparts. This Amendment may be: (i) executed in two or more counterparts, each of which counterparts when so executed and delivered shall be deemed to be an original, but all of which counterparts together shall constitute one and the same document; and/or (ii) transmitted by facsimile and/or internet device and that the reproduction of signatures by way of facsimile and/or PDF device will be treated as though such reproductions were executed originals and communication by such means will be legal and binding.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

THE ST. JAMES BANK & TRUST COMPANY LTD.

Per:	/s/ Bernard Kemp
	Name:	Bernard Kemp
	Title:	President

Per:	/s/ Dion Thompson
	Name:	Dion Thompson
	Title:	Vice President

SCILEX HOLDING COMPANY

Per:	/s/ Henry Ji
	Name:	Henry Ji
	Title:	CEO

Per:	/s/ Stephen Ma
Stephen Ma
CFO

Exhibit A

Tranche 1: maximum of 39,202,800 Listco Securities

Tranche 2: maximum of 46,636,000 Listco Securities